UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

Closed-end Funds	Annual Report

Strategic Global Income Fund, Inc.

Annual Report

November 30, 2015

Strategic Global Income Fund, Inc.

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy (the “Policy”). Effective June 2015, the Fund makes regular monthly distributions at an annualized rate equal to 9% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2014 through the monthly distribution for May 2015, the annualized rate had been 5% (which, consistent with the Policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital)).

•	On May 20, 2015, the Fund issued a press release announcing that its Board had increased the annualized rate of the Fund’s monthly distribution from 5% to 9%, effective with the June 2015 monthly distribution. The Fund’s Board intends to maintain the 9% annualized distribution rate until at least June 2016 or the earlier liquidation of the Fund, if approved by shareholders as discussed in a Fund press release dated October 13, 2015. However, the Fund’s Board reserves its right to change that distribution rate or to change or terminate the Policy at any time without prior notice to Fund shareholders should the Board determine that to do so would be in the best interests of the Fund in light of unforeseen, changed circumstances from those that prevailed when the 9% annualized distribution rate was adopted in May 2015. Any such change or termination may have an adverse effect on the market price for the Fund’s shares and would be announced in a press release.

•	The Fund’s Board believed that the increased rate was appropriate based upon the recommendation of UBS Asset Management (Americas) Inc., (“UBS AM”), the Fund’s investment advisor, and in light of its ongoing consideration of efforts to reduce the discount to underlying net asset value at which the Fund’s shares recently had traded as of May 2015. Historically, UBS AM and the Board had sought to maintain distribution rates that were more closely aligned with the Fund’s expected earnings. In recent years, however, a general decline in prevailing bond yields and narrowing of spreads have reduced the Fund’s earnings levels, which resulted in reductions of the monthly distribution rate, which may have contributed to the discount at which the Fund’s shares have traded. UBS AM believes that increasing the annualized distribution rate may help to reduce the Fund’s trading discount.

•	In approving the increased distribution rate, the Fund’s Board has effectively de-linked the Fund’s managed distribution payments from the level of anticipated Fund earnings. To the extent that the aggregate amount distributed by the Fund under the Policy exceeds its current and accumulated earnings and profits, which is an expected result of the increase discussed above, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to them. A return of capital distribution does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Of course, if the Fund’s earnings and profits in any fiscal year should exceed the aggregate amount distributed under the Policy, no return of capital to the Fund’s shareholders would occur, and the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year.

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s Policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The estimated amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to retroactive changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	Further information regarding the Fund’s Policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

January 15, 2016

Dear shareholder,

This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2015.

Special Note

Based upon the recommendation of UBS Asset Management (Americas) Inc., the Fund’s investment advisor, the Fund’s Board of Directors determined that liquidation and dissolution of the Fund is in the best interests of the Fund’s shareholders. A proposed plan of liquidation will be submitted for the approval of the Fund’s shareholders at the Fund’s 2016 annual meeting of shareholders, which is expected to be held in March 2016. If the shareholders approve the proposed plan, the liquidation and dissolution of the Fund will take place as soon as reasonably practicable, but in no event later than December 31, 2016 (absent unforeseen circumstances).

Performance

For the 12 months ended November 30, 2015, the Fund declined 2.93% on a net asset value basis and gained 9.83% on a market price basis. In comparison, the Fund’s benchmark, the Strategic Global benchmark (the “Benchmark”), declined 3.44%.1 The median returns for the Fund’s peer group, the Lipper Global Income Funds category, were -1.60% and -2.27% on a net asset value basis and market price basis, respectively, over the same period. Investors should note that certain funds comprising the Fund’s peer group pursue principal investment strategies/risks that may differ markedly from the Fund’s focus; hence, the Fund’s manager believes that the Benchmark is a more relevant gauge of Fund performance. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 5.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its NAV per share during the reporting period.2 At the close of the preceding reporting period, November 30, 2014, the Fund traded at a discount of 14.6%. At the close of the current reporting period, November 30, 2015, the Fund traded at a discount of 4.2%. For comparison purposes, the Lipper peer group reported median discounts of 9.9% as of November 30, 2014 and 13.9% as of November 30, 2015. The Fund’s trading discount narrowed significantly after the October 13, 2015 issuance of a press release announcing a proposal to liquidate the Fund in 2016.

Strategic Global Income Fund, Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Federico Kaune

Commencement:

February 3, 1992

NYSE symbol:

SGL

Distribution payments:

Monthly

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

Market commentary

Growth in the US was mixed during the reporting period. For comparison purposes, US gross domestic product (“GDP”) growth accelerated to a 2.1% seasonally adjusted annualized rate during the fourth quarter of 2014. GDP growth then moderated to a 0.6% seasonally adjusted annualized rate during the first quarter of 2015, but then improved to 3.9% during the second quarter. Finally, third-quarter GDP growth was 2.0%.3

Growth outside the US was mixed. In its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row.” From a regional perspective, the IMF projects that 2015 growth in the eurozone was 1.5%, versus 0.9% in 2014. Japan’s economy was projected to expand 0.6% in 2015, versus -0.1% in 2014. Elsewhere, the IMF estimates that overall growth in emerging market countries moderated in 2015, with growth of 4.0% versus 4.6% in 2014.

The US spread sectors generated mixed total returns during the reporting period.4 Investor sentiment was challenged at times, leading to several bouts of risk aversion. This was triggered by a number of factors, including signs of moderating global growth, uncertainties related to future monetary policy and geopolitical events. The emerging market debt asset class produced weak results during the period. The asset class was negatively impacted at times due to concerns regarding China’s economy, falling commodity prices, and country-specific issues in Brazil and elsewhere. In addition, expectations that the US Federal Reserve Board (the “Fed”) was getting closer to its first interest rate hike in nearly a decade negatively impacted many emerging market currencies.

Portfolio commentary

What worked

•	The Fund’s currency positioning, overall, was the largest contributor to performance. The Fund’s long US dollar positions versus a basket of foreign currencies, especially the euro and yen, were additive for results. Several of the Fund’s tactical currency trades, including its allocations to the Swiss franc and New Zealand dollar, were also rewarded.

•	Spread management was modestly beneficial for performance.

–	The Fund’s securitized product allocation, especially our agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CLOs”), was positive for performance.

•	The Fund’s developed market sovereign exposure was additive for results.

[3]	Based on the Commerce Department’s third estimate announced on December 22, 2015, after the reporting period had ended.

[4]	A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

Strategic Global Income Fund, Inc.

What didn’t work

•	Our emerging market debt allocation detracted from performance. An overweight to emerging market local currencies was not rewarded, as they generally fell sharply versus the US dollar. In addition, an underweight to emerging market debt versus the Benchmark was a drag on results.

•	Overweights to investment grade and high yield corporate bonds were negative for performance. This positioning detracted from results as credit spreads widened during the reporting period.[5]

•	The Fund’s yield curve and duration positioning detracted from performance. In particular, the Fund’s yield curve positioning outside the US was negative for performance. The Fund’s duration positioning was also a negative for results during the reporting period. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.)

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

–	We tactically adjusted the Fund’s currency positioning during the 12-month period.

–	We adjusted the Fund’s credit allocations throughout the period.

Use of derivatives

•	The Fund utilized various currency derivatives—such as currency forwards, options and swaps—to manage its currency exposures across both developed and emerging markets. The Fund’s overall currency strategy (which includes any non-US dollar-denominated bond positions as well as derivatives) contributed to performance during the reporting period.

•	As part of its spread management strategy, the Fund used various credit derivatives—including but not limited to credit default swaps, credit-linked notes and options on credit default swaps—in an effort to efficiently gain or hedge risk exposures across countries, markets, sectors and issuers. Spread management strategy overall slightly contributed to results.

•	The Fund used several different interest rate derivatives—such as interest rate swaps, futures and options—to adjust its duration and yield curve positioning. Overall, duration and yield curve management strategies modestly detracted from performance during the reporting period.

Outlook

We maintain our view that the US economy will continue to expand, albeit at a fairly modest pace. We also expect inflation to remain relatively muted. In terms of the Fed, we expect it to gradually raise interest rates in 2016. Turning our attention overseas, growth is slowly improving in Europe, and we believe the European Central Bank will maintain its accommodative monetary policy. We are cautious regarding growth in Asia. In particular, we are concerned about moderating growth in China and the potential spillover to other emerging markets countries, especially those with commodity-driven economies. Turning to the fixed income market, we have a neutral to slightly negative view on US credit. Fundamentals have softened and the supply/demand technical environment has been challenged. In our view, we may be getting closer to the end of the credit cycle in the US. We have a more constructive view on European credit given continued monetary policy accommodation, and we believe it is not as far along in the credit cycle.

[5]	“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.

Strategic Global Income Fund, Inc.

We maintain our cautious outlook for the emerging markets asset class. Growth in many developing countries remains challenged. Furthermore, demand for commodities remains lackluster, which is negatively affecting the economic fundamentals in many developing countries. Turning to the emerging markets debt asset class, spreads are wider than their historical average and appear to be pricing in a negative scenario. Should there be a positive economic surprise, it may lead to some spread narrowing. Within the asset class, we maintain our preference for US dollar-denominated debt over local debt.

Finally, as noted above, in March 2016, Fund shareholders are expected to be asked to vote on a proposal to liquidate the Fund. We thank you for your support over the years and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/am-us.

Mark E. Carver
President
Strategic Global Income Fund, Inc.
Managing Director
UBS Asset Management (Americas) Inc.

John Dugenske, CFA
Portfolio Manager
Strategic Global Income Fund, Inc.
Managing Director
UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended November 30, 2015. The views and opinions in the letter were current as of January 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/2015

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	(2.93)%	3.19%	6.28%
Lipper Global Income Funds median	(1.60)	3.50	5.10
Market price returns

Strategic Global Income Fund, Inc.	9.83%	3.65%	7.34%
Lipper Global Income Funds median	(2.27)	4.11	6.49
Index returns

Strategic Global Benchmark[1]	(3.44)%	1.84%	4.72%
Citigroup World Government Bond Index[2]	(5.08)	0.09	3.46

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit and the risks associated with investing in the securities of non-US issuers, including those located in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	11/30/15		05/31/15		11/30/14
Net asset value	$9.22		$9.89		$10.19
Market price	$8.82		$8.66		$8.70
12-month dividends/distributions	$0.6787		$0.5119		$0.5771
Monthly dividend/distribution at period-end	$0.0695		$0.0418		$0.0425
Net assets (mm)	$168.3		$180.5		$186.0
Weighted average maturity (yrs.)	7.0		7.7		7.5
Duration (yrs.)[2]	5.4		5.2		4.9
Currency breakdown[3]	11/30/15		05/31/15		11/30/14
US dollar denominated	78.6%		78.1%		75.9%
Foreign denominated	21.4		21.9		24.1
Total	100.0%		100.0%		100.0%
Top ten countries[4] (bond holdings)	11/30/15		05/31/15		11/30/14
United States	42.6%	United States	50.0%	United States	42.4%
Brazil	6.9	Brazil	5.7	Brazil	6.1
United Kingdom	4.0	United Kingdom	5.4	United Kingdom	5.8
New Zealand	2.7	New Zealand	4.0	New Zealand	3.2
Canada	2.5	Canada	3.2	Russia	2.8
Germany	2.3	Germany	2.6	Canada	2.6
Russia	2.2	Russia	2.6	Spain	1.9
Mexico	2.0	Mexico	2.0	Italy	1.9
Supranational	1.9	Supranational	2.0	Venezuela	1.9
France	1.8	France	1.9	France	1.9
Total	68.9%	Total	79.4%	Total	70.5%
Credit quality[5]	11/30/15		05/31/15		11/30/14
AAA	3.9%		3.8%		3.9%
US Treasury[6]	4.3		3.9		3.8
US Agency[6,7]	1.8		1.9		2.3
AA	6.8		5.4		9.8
A	6.8		9.6		10.2
BBB	21.7		24.7		24.0
BB	20.2		16.8		14.4
B	8.6		10.0		8.6
CCC	0.8		1.4		1.9
D	0.6		0.8		0.7
Non-rated	17.8		19.0		20.1
Cash equivalents	3.6		0.8		2.3
Other assets less liabilities	3.1		1.9		(2.0)
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e. 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Breakdown represents a percentage of market value as of the dates indicated. Forward foreign currency contracts are reflected at unrealized appreciation/depreciation; this may not align with the risk of exposure described in the portfolio commentary section of the preceding shareholder letter which reflects forward foreign currency contracts based on contract notional amount. As of the most recent year ended November 30, 2015, the Fund maintained a risk exposure to non-US dollar currencies equal to approximately 31% of the Fund.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.
[6]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of November 30, 2015 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[7]	Includes agency debentures and agency mortgage-backed securities.

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of November 30, 2015

Bonds
Corporate bonds
Airlines	0.31%
Automobiles	0.75
Banks—Non US	9.89
Banks—US	3.78
Biotechnology	0.34
Building products	0.03
Capital markets	1.42
Chemicals	1.58
Commercial services & supplies	0.08
Construction materials	1.51
Consumer finance	1.71
Diversified financial services	3.64
Diversified telecommunication services	1.54
Electric utilities	1.00
Energy equipment & services	0.18
Food & staples retailing	0.57
Gas utilities	0.23
Health care technology	0.03
Hotels, restaurants & leisure	0.43
Household durables	1.24
Independent power and renewable electricity producers	0.07
Insurance	4.25
Machinery	0.65
Media	3.33
Metals & mining	0.48
Oil, gas & consumable fuels	5.76
Paper & forest products	0.09
Pharmaceuticals	0.20
Real estate investment trust (REIT)	0.32
Real estate management & development	0.27
Road & rail	0.56
Technology hardware, storage & peripherals	0.21
Thrifts & mortgage finance	0.52
Tobacco	0.15
Trading companies & distributors	0.05
Transportation infrastructure	0.92
Wireless telecommunication services	0.21

Total corporate bonds	48.30

Collateralized debt obligations	3.71%
Commercial mortgage-backed securities	6.72
Mortgage & agency debt securities	4.13
Municipal bonds	3.64
US government obligations	4.26
Non-US government obligations	20.25
Supranational bonds	2.00

Total bonds	93.01

Short-term investment	3.60
Options purchased	0.25

Total investments	96.86

Cash and other assets, less liabilities	3.14

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

	Face amount		Value
Bonds: 93.01%
Corporate bonds: 48.30%
Australia: 0.31%
Qantas Airways Ltd., 7.500%, due 06/11/21	AUD	650,000	$519,264

Brazil: 1.29%
Caixa Economica Federal, 2.375%, due 11/06/17[1]		$1,050,000	987,105
Petrobras Global Finance BV, 6.250%, due 03/17/24		600,000	471,168
6.750%, due 01/27/41		1,000,000	679,870
Vale Overseas Ltd., 6.875%, due 11/21/36		50,000	36,685
			2,174,828

Canada: 1.16%
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]		1,645,000	1,645,000
Teck Resources Ltd., 6.250%, due 07/15/41		65,000	31,850
Valeant Pharmaceuticals International, Inc., 6.750%, due 08/15/18[1]		275,000	269,500
			1,946,350

China: 0.23%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		400,000	396,000

Colombia: 0.31%
Ecopetrol SA, 5.875%, due 05/28/45		675,000	526,500

Croatia: 0.96%
Agrokor DD, 8.875%, due 02/01/20[1]		900,000	959,625
Hrvatska Elektroprivreda, 5.875%, due 10/23/22[1]		645,000	659,513
			1,619,138

France: 1.89%
Credit Agricole SA, 7.875%, due 01/23/24[1,2,3]		1,400,000	1,433,250
Numericable-SFR SAS, 5.625%, due 05/15/24[1,4]		200,000	197,000
SNCF Reseau, 5.500%, due 12/01/21[4]	GBP	860,000	1,545,811
			3,176,061

Georgia: 0.22%
Georgian Railway JSC, 7.750%, due 07/11/22[4]		$350,000	364,438

	Face amount		Value
Germany: 1.95%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[4]	EUR	800,000	$1,065,002
Unitymedia GmbH Kabel BW, 6.125%, due 01/15/25[1]		$1,650,000	1,662,375
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]		550,000	552,750
			3,280,127

Indonesia: 0.71%
Pertamina Persero PT, 6.000%, due 05/03/42[4]		1,150,000	976,063
6.450%, due 05/30/44		240,000	215,095
			1,191,158

Italy: 0.14%
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP	150,000	228,626

Kazakhstan: 0.35%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[4]		$650,000	581,750

Luxembourg: 1.03%
Altice Luxembourg SA, 7.750%, due 05/15/22[1]		200,000	187,000
ArcelorMittal, 6.500%, due 03/01/21		850,000	741,625
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		125,000	104,375
7.500%, due 04/01/21		850,000	705,500
			1,738,500

Malaysia: 0.33%
SSG Resources Ltd., 4.250%, due 10/04/22[4]		560,000	561,240

Mexico: 1.72%
Cemex SAB de CV, 5.700%, due 01/11/25[1]		550,000	485,375
5.875%, due 03/25/19[1]		1,000,000	995,000
Comision Federal de Electricidad, 4.875%, due 01/15/24[4]		585,000	590,850
Petroleos Mexicanos, 6.625%, due 06/15/35		850,000	828,920
			2,900,145

Morocco: 0.24%
OCP SA, 5.625%, due 04/25/24[1]		400,000	405,400

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Netherlands: 0.37%
LyondellBasell Industries NV, 4.625%, due 02/26/55	$720,000	$615,098

Nigeria: 0.58%
First Bank of Nigeria Ltd. Via FBN Finance Co. BV, 8.000%, due 07/23/21[1,2]	1,185,000	983,550

Norway: 1.09%
Eksportfinans ASA, 5.500%, due 06/26/17	1,750,000	1,828,068

Peru: 0.32%
Corp. Financiera de Desarrollo SA, 5.250%, due 07/15/29[2,4]	550,000	539,000

Portugal: 1.49%
EDP Finance BV, 4.900%, due 10/01/19[1]	1,400,000	1,442,832
6.000%, due 02/02/18[1]	1,000,000	1,057,328
		2,500,160

Russia: 1.16%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[4]	1,150,000	1,219,000
VEB Finance Ltd., 6.902%, due 07/09/20[4]	700,000	726,250
		1,945,250

South Africa: 0.25%
Eskom Holdings SOC Ltd., 6.750%, due 08/06/23[4]	450,000	426,375

Sri Lanka: 0.99%
National Savings Bank, 8.875%, due 09/18/18[4]	1,570,000	1,662,546

Switzerland: 0.27%
Credit Suisse Group AG, 6.250%, due 12/18/24[1,2,3]	465,000	463,512

Trinidad and Tobago: 0.29%
Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, due 08/14/19[4]	465,000	496,969

Turkey: 1.31%
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[4]	1,450,000	1,366,625

	Face amount		Value
Turkiye Vakiflar Bankasi TAO, 5.000%, due 10/31/18[4]		$840,000	$846,300
			2,212,925

United Kingdom: 6.05%
Barclays PLC, 4.375%, due 09/11/24		1,570,000	1,538,046
HSBC Holdings PLC, 6.375%, due 09/17/24[2,3]		270,000	266,976
Lloyds Bank PLC, 6.500%, due 03/24/20[4]	EUR	900,000	1,168,124
11.875%, due 12/16/21[2,4]		1,000,000	1,173,958
Royal Bank of Scotland Group PLC, 5.125%, due 05/28/24		$650,000	668,661
6.100%, due 06/10/23		2,010,000	2,187,664
Virgin Media Secured Finance PLC, 6.000%, due 04/15/21[1]	GBP	1,071,000	1,687,958
Wellcome Trust Finance PLC, 4.750%, due 05/28/21		860,000	1,489,916
			10,181,303

United States: 21.29%
Allstate Corp., 5.750%, due 08/15/53[2]		$1,330,000	1,376,829
Ally Financial, Inc., 6.250%, due 12/01/17		450,000	474,750
Altria Group, Inc., 9.950%, due 11/10/38		161,000	259,452
Bank of America Corp., 4.000%, due 01/22/25		850,000	843,781
Boise Cascade Co., 6.375%, due 11/01/20		150,000	155,625
CalAtlantic Group, Inc., 6.250%, due 12/15/21		410,000	437,675
6.625%, due 05/01/20		410,000	452,025
Case New Holland Industrial, Inc., 7.875%, due 12/01/17		1,025,000	1,096,596
CCO Safari II LLC, 6.484%, due 10/23/45[1]		820,000	854,133
Celgene Corp., 5.000%, due 08/15/45		570,000	570,943
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, due 12/15/21[1]		50,000	46,187
Chesapeake Energy Corp., 3.250%, due 03/15/16		200,000	190,500

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Citigroup, Inc., Series D, 5.350%, due 05/15/23[2,3]	$1,170,000	$1,100,385
Series M, 6.300%, due 05/15/24[2,3]	2,950,000	2,902,062
DISH DBS Corp., 7.875%, due 09/01/19	1,650,000	1,777,875
DR Horton, Inc., 4.000%, due 02/15/20	598,000	607,867
Endo Finance LLC & Endo Finco, Inc., 5.875%, due 01/15/23[1]	75,000	70,875
Energy Transfer Partners LP, 7.500%, due 07/01/38	1,000,000	995,743
Fidelity National Financial, Inc., 5.500%, due 09/01/22	340,000	365,255
Ford Motor Co., 7.450%, due 07/16/31	1,000,000	1,254,730
Frontier Communications Corp., 8.500%, due 04/15/20	100,000	100,250
General Electric Capital Corp., Series C, 5.250%, due 06/15/23[2,3]	850,000	884,000
General Motors Financial Co., Inc., 3.100%, due 01/15/19	840,000	840,638
4.750%, due 08/15/17	890,000	923,309
Host Hotels & Resorts LP, Series E, 4.000%, due 06/15/25	550,000	531,250
iHeartCommunications, Inc., 9.000%, due 12/15/19	250,000	182,500
International Lease Finance Corp., 7.125%, due 09/01/18[1]	75,000	82,312
Jefferies Finance LLC, 6.875%, due 04/15/22[1]	200,000	182,000
JPMorgan Chase & Co., Series S, 6.750%, due 02/01/24[2,3]	175,000	189,612
KB Home, 7.000%, due 12/15/21	175,000	174,563
Kinder Morgan Energy Partners LP, 6.500%, due 09/01/39	85,000	73,012
Kinder Morgan, Inc., 7.000%, due 06/15/17	1,000,000	1,042,500
7.250%, due 06/01/18	1,000,000	1,083,597
Lennar Corp., 4.750%, due 05/30/25	420,000	411,600

	Face amount	Value
Liberty Mutual Group, Inc., 10.750%, due 06/15/58[1,2]	$35,000	$52,500
MedAssets, Inc., 8.000%, due 11/15/18	50,000	51,063
MetLife, Inc., 6.400%, due 12/15/36	1,940,000	2,136,425
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	13,000	2,080
Morgan Stanley, Series J, 5.550%, due 07/15/20[2,3]	440,000	438,350
NRG Energy, Inc., 6.250%, due 07/15/22	125,000	115,625
PNC Preferred Funding Trust I, 1.987%, due 03/15/17[1,2,3]	800,000	720,000
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	970,000	962,725
5.875%, due 09/15/42[2]	400,000	424,800
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	900,000	869,625
Realogy Group LLC / Sunshine Group Florida Ltd., 3.375%, due 05/01/16[1]	450,000	451,688
Regency Energy Partners LP, 5.500%, due 04/15/23	830,000	787,981
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	125,000	144,375
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22	280,000	270,550
Seagate HDD Cayman, 5.750%, due 12/01/34[1]	460,000	356,551
Sprint Communications, Inc., 9.000%, due 11/15/18[1]	100,000	108,000
Sprint Corp., 7.250%, due 09/15/21	300,000	243,000
SquareTwo Financial Corp., 11.625%, due 04/01/17[5]	200,000	132,000
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	360,000	353,852
4.500%, due 10/01/34	240,000	220,282
Summit Materials LLC / Summit Materials Finance Corp., 6.125%, due 07/15/23	50,000	49,875
Synchrony Financial, 4.500%, due 07/23/25	450,000	452,746
Time Warner Cable, Inc., 6.550%, due 05/01/37	145,000	146,912
Transocean, Inc., 6.800%, due 03/15/38	500,000	305,000

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
Valero Energy Corp., 6.625%, due 06/15/37		$160,000	$173,393
7.500%, due 04/15/32		750,000	882,685
Wells Fargo Capital X, 5.950%, due 12/15/36		600,000	607,500
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]		2,355,000	1,836,900
			35,830,914
Total corporate bonds (cost $84,664,477)			81,295,195

Collateralized debt obligations: 3.71%
Cayman Islands: 0.29%
LCM XVIII LP, Series 19A, Class D, 3.771%, due 07/15/27[1,2]		550,000	489,500

United Kingdom: 0.88%
Boyne Valley CLO BV, Series 1X, Class F, 8.000%, due 02/12/22[2,4]	EUR	1,721,465	563,833
Cadogan Square CLO BV, Series 2X, Class M, 6.048%, due 08/12/22[2,4]		2,000,000	908,633
			1,472,466

United States: 2.54%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.171%, due 04/15/25[1,2]		$700,000	684,250
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 3.073%, due 07/28/25[1,2]		500,000	481,250
Avery Point IV CLO Ltd., Series 2014-1A, Class C, 3.420%, due 04/25/26[1,2]		550,000	536,250
Fortress Credit BSL II Ltd., Series 2013-2A, Class C, 3.215%, due 10/19/25[1,2]		800,000	762,080
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class D, 3.632%, due 07/20/27[1,2]		575,000	520,375
Octagon Investment Partners XIX CLO Ltd., Series 2014-1A, Class C, 3.171%, due 04/15/26[1,2]		580,000	560,471

	Face amount	Value
Octagon Investment Partners XVIII CLO Ltd., Series 2013-1A, Class B, 3.112%, due 12/16/24[1,2]	$250,000	$241,140
Race Point IX CLO Ltd., Series 2015-9A, Class B, 3.421%, due 04/15/27[1,2]	500,000	491,915
		4,277,731
Total collateralized debt obligations (cost $6,414,693)		6,239,697

Commercial mortgage-backed securities: 6.72%
United States: 6.72%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	975,000	1,111,557
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.797%, due 09/15/26[1,2]	600,000	593,187
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.247%, due 08/15/26[1,2]	675,000	673,858
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 3.885%, due 05/15/29[1,2]	600,000	584,647
Commercial Mortgage Loan Trust, Series 2014-CR14, Class C, 4.756%, due 02/10/47[2]	750,000	770,036
Commercial Mortgage Trust, Series 2015-DC1, Class B, 4.035%, due 02/10/48[2]	400,000	404,909
Series 2015-CR26, Class C, 4.645%, due 10/10/48[2]	400,000	384,137
CSMC Trust, Series 2015-DEAL, Class D, 3.297%, due 04/15/29[1,2]	525,000	519,471
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	1,000,000	1,001,690
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.097%, due 07/15/31[1,2]	500,000	496,549
Series 2014-GC18, Class C, 5.113%, due 01/10/47[2]	350,000	365,412
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class E, 4.147%, due 01/15/32[1,2]	325,000	319,589

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class AS, 4.226%, due 07/15/48[2]	$875,000	$915,568
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, 4.036%, due 05/15/48[2]	700,000	721,132
Series 2014-C17, Class B, 4.464%, due 08/15/47[2]	500,000	518,633
Series 2013-C13, Class C, 5.057%, due 11/15/46[2]	325,000	337,215
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, 3.560%, due 07/13/29[1,2]	250,000	246,744
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.697%, due 11/15/27[1,2]	375,000	373,603
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.079%, due 12/13/29[1,2]	575,000	584,056
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.150%, due 02/15/51[2]	379,552	394,044
Total commercial mortgage-backed securities (cost $11,387,055)		11,316,037

Mortgage & agency debt securities: 4.13%
United States: 4.13%
Federal Home Loan Mortgage Corp. REMIC, IO,[6] 3.000%, due 05/15/27	3,839,664	349,678
Federal National Mortgage Association REMIC, IO,[6] Series 2013-64, Class LI, 3.000%, due 06/25/33	4,473,606	651,357
Series 2011-91, Class EI, 3.500%, due 08/25/26	3,103,998	275,251
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,396,538	280,623
Series 2012-146, Class LI, 4.500%, due 10/25/41	1,307,840	163,286
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	5,484,286	968,612

	Face amount		Value
Series 2012-26, Class GI, 3.500%, due 02/20/27		$2,687,914	$306,888
JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A6, 3.275%, due 10/25/36[2]		4,994,624	2,913,714
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 4A3, 5.042%, due 09/25/36[2]		1,169,244	1,039,815
Total mortgage & agency debt securities (cost $8,952,129)			6,949,224

Municipal bonds: 3.64%
State of California, GO Bonds, 7.300%, due 10/01/39		300,000	425,220
7.550%, due 04/01/39		1,625,000	2,407,405
State of Illinois, GO Bonds, 5.877%, due 03/01/19		2,100,000	2,258,781
City of Chicago, GO Bonds, 7.750%, due 01/01/42		970,000	1,028,161
Total municipal bonds (cost $5,754,277)			6,119,567

US government obligations: 4.26%
US Treasury Bonds, 2.875%, due 08/15/45		2,600,000	2,542,007
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/16[7]		458,146	455,885
US Treasury Notes, 1.875%, due 08/31/22		400,000	397,343
2.000%, due 02/15/23[8]		1,895,000	1,894,926
2.125%, due 05/15/25[8]		1,900,000	1,884,859
Total US government obligations (cost $7,100,786)			7,175,020

Non-US government obligations: 20.25%
Australia: 1.16%
Queensland Treasury Corp., 6.000%, due 02/21/18	AUD	2,500,000	1,952,356

Brazil: 0.84%
Federative Republic of Brazil, 6.000%, due 08/15/50[7]	BRL	2,320,000	1,409,693

Canada: 0.70%
Province of Alberta Canada, 3.400%, due 12/01/23	CAD	1,460,000	1,184,126

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Costa Rica: 0.98%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[1]		$1,150,000	$1,147,125
Republic of Costa Rica, 7.000%, due 04/04/44[4]		580,000	503,875
			1,651,000

Cyprus: 0.28%
Republic of Cyprus, 3.875%, due 05/06/22	EUR	430,000	469,300

Dominican Republic: 0.34%
Republic of Dominica, 6.850%, due 01/27/45[4]		$580,000	566,950

Ecuador: 0.28%
Republic of Ecuador, 7.950%, due 06/20/24[1]		250,000	191,250
9.375%, due 12/15/15[4]		290,000	286,375
			477,625

France: 0.57%
Government of France, 3.500%, due 04/25/26	EUR	720,000	963,188

Gabon: 0.52%
Gabonese Republic, 6.375%, due 12/12/24[1]		$1,035,000	883,373

Germany: 0.72%
Kreditanstalt fuer Wiederaufbau, 5.050%, due 02/04/25	CAD	1,350,000	1,211,123

Ghana: 0.45%
Republic of Ghana, 8.500%, due 10/04/17[4]		$750,000	754,500

Hungary: 1.02%
Government of Hungary, 7.625%, due 03/29/41		450,000	615,073
MFB Magyar Fejlesztesi Bank Zrt, 6.250%, due 10/21/20[4]		1,000,000	1,111,140
			1,726,213

Ireland: 1.49%
Government of Ireland, 3.900%, due 03/20/23	EUR	1,920,000	2,505,681

Italy: 1.09%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[4,7]		1,023,709	1,224,587

	Face amount		Value
4.250%, due 09/01/19	EUR	500,000	$607,147
			1,831,734

Ivory Coast: 0.42%
Republic of Ivory Coast, 5.750%, due 12/31/32[4,9]		$160,000	143,360
6.375%, due 03/03/28[1]		600,000	556,200
			699,560

Kenya: 0.66%
Republic of Kenya, 5.875%, due 06/24/19[1]		550,000	527,175
6.875%, due 06/24/24[1]		640,000	581,440
			1,108,615

Mexico: 0.58%
Mexican Udibonos, Series S, 4.000%, due 11/15/40[7]	MXN	15,395,377	974,806

New Zealand: 3.99%
New Zealand Local Government Funding Agency, 5.500%, due 04/15/23	NZD	2,200,000	1,599,786
5.500%, due 04/15/23		5,000,000	3,635,876
6.000%, due 05/15/21		2,000,000	1,476,812
			6,712,474

Nigeria: 0.56%
Federal Republic of Nigeria, 5.125%, due 07/12/18[4]		$970,000	946,235

Pakistan: 0.07%
Islamic Republic of Pakistan, 7.125%, due 03/31/16[4]		125,000	126,406

Paraguay: 0.32%
Republic of Paraguay, 4.625%, due 01/25/23[4]		545,000	535,462

Russia: 0.39%
Russian Federation, 7.000%, due 01/25/23	RUB	49,900,000	652,283

Spain: 1.80%
Kingdom of Spain, 4.200%, due 01/31/37[1]	EUR	840,000	1,129,701
4.400%, due 10/31/23[1,4]		720,000	941,611
5.850%, due 01/31/22[1]		695,000	955,245
			3,026,557

Venezuela: 0.69%
Republic of Venezuela, 8.250%, due 10/13/24[4]		$2,850,000	1,161,375

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

	Face amount		Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Zambia: 0.33%
Republic of Zambia, 8.500%, due 04/14/24[1]		$650,000	$561,275
Total Non-US government obligations (cost $41,285,949)			34,091,910

Supranational bonds: 2.00%
EUROFIMA, 6.250%, due 12/28/18[4]	AUD	1,405,000	1,120,089
European Investment Bank, 5.375%, due 06/07/21	GBP	600,000	1,076,467
6.500%, due 08/07/19	AUD	1,425,000	1,164,729
Total supranational bonds (cost $4,458,442)			3,361,285
Total bonds (cost $170,017,808)			156,547,935

	Shares
Short-term investment: 3.60%
Investment company: 3.60%
UBS Cash Management Prime Relationship Fund[10] (cost $6,065,505)		6,065,505	6,065,505

	Face amount covered by contracts
Options purchased: 0.25%
Call options: 0.17%
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.9009, expires December 2015, counterparty: MLI		3,400,000	166,114
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.9524, expires January 2016, counterparty: MSC		3,360,000	49,697
Foreign Exchange Option, Buy USD/JPY, strike @ JPY 120.9400, expires January 2016, counterparty: MSC		3,300,000	79,044
			294,855

	Number of contracts	Value
Put options: 0.05%
2 Year US Treasury Notes, strike @ USD 108.7500, expires December 2015	219	$65,015
3 Year Euro-Dollar Midcurve, strike @ USD 98.2500, expires June 2016	155	969

	Face amount covered by contracts
Foreign Exchange Option, Buy USD/NOK, strike @ NOK 8.2100, expires January 2016, counterparty: MLI	5,140,000	11,263
		77,247

	Notional Amount
Options purchased on credit default swaps on credit indices: 0.03%[5]
Expiring 12/16/15. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: MLI	$34,000,000	46,421
Total options purchased (cost $524,449)		418,523
Total investments: 96.86% (cost $176,607,762)		163,031,963

Cash and other assets, less liabilities: 3.14%		5,278,180
Net assets: 100.00%		$168,310,143

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $177,088,108; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,467,067
Gross unrealized depreciation	(17,523,212)
Net unrealized depreciation of investments	$(14,056,145)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 21. Portfolio footnotes begin on page 20.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	6,842,625	USD	1,795,633	12/16/15	$34,969
BB	BRL	1,345,000	USD	350,279	03/16/16	14,069
BB	MXN	19,381,500	USD	1,143,118	12/16/15	(24,803)
BB	MYR	745,000	USD	173,014	12/16/15	(1,511)
BB	RUB	43,810,000	USD	636,866	12/16/15	(20,507)
BB	TRY	480,000	USD	167,452	12/16/15	3,410
CSI	BRL	205,000	USD	54,550	12/16/15	1,802
CSI	MYR	740,000	USD	170,842	12/16/15	(2,513)
CSI	PEN	1,150,000	USD	342,477	12/16/15	2,239
CSI	RUB	850,000	USD	13,287	12/16/15	533
DB	NZD	10,510,000	USD	7,083,519	12/09/15	168,728
DB	USD	13,738,436	JPY	1,656,600,000	12/09/15	(280,429)
GSI	BRL	75,000	USD	18,858	12/16/15	(440)
GSI	TRY	500,000	USD	172,337	12/16/15	1,460
GSI	USD	819,035	RUB	55,635,000	03/16/16	(4,868)
JPMCB	AUD	4,545,000	USD	3,242,080	12/09/15	(43,545)
JPMCB	CAD	3,035,000	USD	2,319,694	12/09/15	47,129
JPMCB	CHF	1,235,000	USD	1,254,945	12/09/15	54,301
JPMCB	USD	896,437	DKK	6,050,000	12/09/15	(39,474)
JPMCB	USD	796,232	GBP	515,000	12/09/15	(20,624)
JPMCB	USD	2,503,049	SEK	21,310,000	12/09/15	(59,487)
SSB	USD	15,464,447	EUR	14,005,000	12/09/15	(666,134)
Net unrealized depreciation on forward foreign currency contracts						$(835,695)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 116 contracts (USD)	March 2016	$18,315,026	$18,378,749	$63,723
2 Year US Treasury Notes, 110 contracts (USD)	March 2016	23,942,343	23,930,157	(12,186)
5 Year US Treasury Notes, 169 contracts (USD)	March 2016	20,042,665	20,056,868	14,203
US Treasury futures sell contracts:
US Long Bond, 49 contracts (USD)	March 2016	(7,512,667)	(7,546,000)	(33,333)
10 Year US Treasury Notes, 46 contracts (USD)	March 2016	(5,797,128)	(5,816,125)	(18,997)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

Futures contracts (concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 37 contracts (AUD)	December 2015	$3,002,185	$2,977,722	$(24,463)
Euro-BTP, 57 contracts (EUR)	December 2015	8,209,145	8,487,879	278,734
Interest rate futures sell contracts:
Canadian Government 10 Year Bond, 13 contracts (CAD)	March 2016	(1,346,247)	(1,351,349)	(5,102)
Euro-Bobl, 20 contracts (EUR)	December 2015	(2,737,481)	(2,747,665)	(10,184)
Euro-Bund, 46 contracts (EUR)	December 2015	(7,618,525)	(7,694,072)	(75,547)
Net unrealized appreciation on futures contracts				$176,848

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500%	$(122,626)	$986,809	$864,183
CSI	CAD	9,200,000	02/11/22	4.145%	3 month BA	—	(1,205,968)	(1,205,968)
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(986,809)	(986,809)
JPMCB	USD	105,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	2,233,593	2,233,593
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	283,971	283,971
MSC	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(656,495)	(656,495)
						$(122,626)	$655,101	$532,475

Credit default swaps on corporate issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized depreciation
CITI	Volkswagen AG bond, 5.375%, due 05/22/18	EUR	1,555,000	12/20/20	1.000%	$(96,214)	$54,286	$(41,928)
MSC	International Business Machines Corp. bond, 5.700%, due 09/14/17	USD	1,600,000	12/20/20	1.000	33,433	(39,499)	(6,066)
MSC	McDonald’s Corp. bond, 5.800%, due 10/15/17	USD	1,600,000	12/20/20	1.000	38,991	(48,036)	(9,045)
						$(23,790)	$(33,249)	$(57,039)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CITI	CMBX.NA.BB. Series 6 Index	USD	3,800,000	05/11/63	5.000%	$(116,180)	$(79,700)	$(195,880)	5.107%
CSI	CMBX.NA.BBB. Series 6 Index	USD	9,550,000	05/11/63	3.000	(237,457)	(153,688)	(391,145)	3.661
MSC	MCDX.NA. Series 24 Index	USD	3,640,000	06/20/25	1.000	94,659	(97,230)	(2,571)	1.494
MSC	CMBX.NA.A. Series 6 Index	USD	7,500,000	05/11/63	2.000	(159,786)	(123,327)	(283,113)	2.444
MSC	CMBX.NA.BB. Series 6 Index	USD	2,100,000	05/11/63	5.000	(12,212)	(44,045)	(56,257)	5.107
						$(430,976)	$(497,990)	$(928,966)

Credit default swaps on sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront Payments received	Value	Unrealized depreciation	Credit spread[15]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	3,000,000	12/20/23	1.000%	$186,701	$(304,456)	$(117,755)	3.276%
MSC	Portuguese Republic bond, 4.950%, due 10/25/23	USD	1,765,000	09/20/20	1.000	54,226	(58,402)	(4,176)	1.710
						$240,927	$(362,858)	$(121,931)

Total return swap agreements5

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]		Upfront payments	Value	Unrealized appreciation
GSI	EUR	3,090,000	06/23/16	3 month EURIBOR	—	[16]	$—	$38,410	$38,410

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
CAD	9,200,000	02/11/22	3 month BA	2.626%	$555,847	$555,847
USD	9,450,000	02/15/41	2.600%	3 month USD LIBOR	(62,428)	(79,403)
					$493,419	$476,444

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized appreciation
CDX.NA.IG. Series 24 Index	USD	3,640,000	06/20/25	1.000%	$58,381	$58,829

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 98.7500	June 2016	$125,995	$(182,125)
Foreign Exchange Option, Sell USD/NOK, 5,140,000 contracts, strike @ NOK 8.6200, counterparty: MLI	January 2016	41,027	(110,981)
Put options
Foreign Exchange Option, Sell USD/CNY, 3,390,000 contracts, strike @ CNY 6.5250, counterparty: MLI	February 2016	62,173	(52,486)
Foreign Exchange Option, Sell USD/CNY, 3,390,000 contracts, strike @ CNY 6.5000, counterparty: MLI	February 2016	47,341	(44,934)
Foreign Exchange Option, Sell USD/EUR, 5,200,000 contracts, strike @ EUR 0.8403, counterparty: MLI	April 2016	24,695	(7,094)
Foreign Exchange Option, Sell USD/EUR, 3,360,000 contracts, strike @ EUR 0.8929, counterparty: MSC	May 2016	39,651	(32,955)
Foreign Exchange Option, Sell USD/JPY, 5,000,000 contracts, strike @ JPY 118.0000, counterparty: MSC	April 2016	72,900	(45,214)
Foreign Exchange Option, Sell USD/NOK, 5,140,000 contracts, strike @ NOK 7.8000, counterparty: MLI	January 2016	24,127	(801)
Options written on credit default swaps on credit indices[5]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 4,400,000	February 2016	37,840	(41,222)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 5,100,000	January 2016	83,130	(14,367)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: CITI, Notional Amount USD 4,400,000	February 2016	48,400	(52,199)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: DB, Notional Amount USD 8,450,000	February 2016	39,715	(40,795)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB, Notional Amount USD 5,100,000	January 2016	$14,790	$(3,938)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: MLI, Notional Amount USD 34,000,000	March 2016	76,500	(65,553)
Total options written		$738,284	$(694,664)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

Written options activity for the year ended November 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2014	1,479	$531,799
Options written	2,022	2,179,238
Options terminated in closing purchase transactions	(3,346)	(2,585,042)
Options expired prior to exercise	—	—
Options outstanding at November 30, 2015	155	$125,995

Written swaptions and foreign exchange options activity for the year ended November 30, 2015 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2014	$891,135
Swaptions & foreign exchange options written	1,754,029
Swaptions & foreign exchange options terminated in closing purchase transactions	(2,032,875)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at November 30, 2015	$612,289

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$81,295,195	$—	$81,295,195
Collateralized debt obligations	—	4,767,231	1,472,466	6,239,697
Commercial mortgage-backed securities	—	11,316,037	—	11,316,037
Mortgage & agency debt securities	—	6,949,224	—	6,949,224
Municipal bonds	—	6,119,567	—	6,119,567
US government obligations	—	7,175,020	—	7,175,020
Non-US government obligations	—	34,091,910	—	34,091,910
Supranational bonds	—	3,361,285	—	3,361,285
Short-term investment	—	6,065,505	—	6,065,505
Options purchased	65,984	352,539	—	418,523
Forward foreign currency contracts	—	328,640	—	328,640
Futures contracts	356,660	—	—	356,660
Swap agreements, at value	—	4,211,297	—	4,211,297
Total	$422,644	$166,033,450	$1,472,466	$167,928,560
Liabilities
Forward foreign currency contracts	$—	$(1,164,335)	$—	$(1,164,335)
Futures contracts	(179,812)	—	—	(179,812)
Swap agreements, at value	—	(3,860,083)	—	(3,860,083)
Options written	(182,125)	(512,539)	—	(694,664)
Total	$(361,937)	$(5,536,957)	$—	$(5,898,894)

At November 30, 2015, there were no transfers between Level 1 and Level 2.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Mortgage & agency debt securities	Total
Assets
Beginning balance	$3,587,812	$422,093	$4,009,905
Purchases	—	—	—
Issuances	—	—	—
Sales	(1,748,167)	—	(1,748,167)
Accrued discounts (premiums)	—	(113,707)	(113,707)
Total realized loss	(221)	—	(221)
Change in net unrealized appreciation (depreciation)	(366,958)	(1,498)	(368,456)
Transfers into Level 3	—	—	—
Transfers out of Level 3[17]	—	(306,888)	(306,888)
Ending balance	$1,472,466	$—	$1,472,466

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at November 30, 2015 was $(369,084).

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the value of these securities amounted to $39,010,521 or 23.18% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of November 30, 2015 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At November 30, 2015, the value of these securities amounted to $26,401,732 or 15.69% of net assets.
[5]	Illiquid investment as of November 30, 2015.
[6]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[7]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[8]	All or a portion of these securities have been designated as collateral for open swap agreements.
[9]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of November 30, 2015. Maturity date disclosed is the ultimate maturity date.
[10]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/14	Purchases during the year ended 11/30/15	Sales during the year ended 11/30/15	Value 11/30/15	Net income earned from affiliate for the year ended 11/30/15
UBS Cash Management Prime Relationship Fund	$4,285,564	$68,115,621	$66,335,680	$6,065,505	$2,600

[11]	Payments made or received are based on the notional amount.
[12]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2015

underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[13]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[14]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[15]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[16]	Payment is based on the performance of the underlying iBoxx EUR Liquid High Yield Index.
[17]	Transfers out of Level 3 represent the value at the end of the period. At November 30, 2015, securities were transferred from Level 3 to Level 2 as valuations are based on observable inputs from an established pricing source.

Portfolio acronyms

BA	Canadian Bankers’ Acceptance Rate
CLO	Collateralized Loan Obligations
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation
GS	Goldman Sachs
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International

JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.
SSB	State Street Bank

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of assets and liabilities — November 30, 2015

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$170,542,257)	$156,966,458
Investment in securities of affiliated issuer, at value (cost—$6,065,505)	6,065,505
Total investments, at value (cost—$176,607,762)	$163,031,963
Foreign currency, at value (cost—$1,041,870)	1,044,215
Interest receivable	2,469,616
Dividends receivable	204
Receivable for investments sold	1,243,164
Foreign tax reclaims receivable	20,785
Variation margin on futures contracts	168,948
Variation margin on centrally cleared swap agreements	891,185
Cash collateral for futures contracts	780,895
Cash collateral for swap agreements	755,152
Outstanding swap agreements, at value[1]	3,597,069
Unrealized appreciation on forward foreign currency contracts	328,640
Other assets	2,318
Total assets	174,334,154
Liabilities:
Outstanding swap agreements, at value[1]	3,797,655
Unrealized depreciation on forward foreign currency contracts	1,164,335
Options written, at value (premiums received—$738,284)	694,664
Payable for investment advisory fees	118,149
Due to custodian	53,820
Due to broker	31,388
Directors’ fees payable	5,089
Accrued expenses and other liabilities	158,911
Total liabilities	6,024,011
Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares outstanding	$188,714,348
Accumulated undistributed net investment income	1,338,248
Accumulated net realized loss	(7,489,187)
Net unrealized depreciation	(14,253,266)
Net assets	$168,310,143
Net asset value per share	$9.22

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $336,465.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of operations

For the year ended November 30, 2015
Investment income:
Interest income, net of foreign withholding taxes of $23,631	$9,997,748
Affiliated income	2,600
Total income	10,000,348
Expenses:
Investment advisory fees	1,510,912
Professional fees	180,382
Custody and accounting fees	129,334
Reports and notices to shareholders	56,151
Listing fees	23,750
Directors’ fees	21,925
Transfer agency fees	20,013
Insurance expense	4,919
Other expenses	61,804
Total expenses	2,009,190
Net investment income	7,991,158
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(9,954,730)
Futures contracts	(378,613)
Options written	2,795,384
Swap agreements	331,598
Forward foreign currency contracts	(186,377)
Foreign currency transactions	253,559
Net Realized Loss	(7,139,179)
Change in net unrealized appreciation/depreciation on:
Investments	(7,655,617)
Futures contracts	(166,683)
Options written	(15,184)
Swap agreements	1,497,856
Forward foreign currency contracts	137,626
Translation of other assets and liabilities denominated in foreign currency	34,213
Net Change in unrealized appreciation/depreciation	(6,167,789)
Net realized and unrealized loss from investment activities	(13,306,968)
Net decrease in net assets resulting from operations	$(5,315,810)

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the year ended November 30, 2015	For the year ended November 30, 2014
From operations:
Net investment income	$7,991,158	$8,035,505
Net realized loss	(7,139,179)	(2,764,084)
Change in net unrealized appreciation/depreciation	(6,167,789)	1,099,044
Net increase (decrease) in net assets resulting from operations	(5,315,810)	6,370,465
Dividends and distributions to shareholders from:
Net investment income	(3,561,413)	(8,374,665)
Return of capital	(8,830,854)	(2,162,505)
Total dividends and distributions to shareholders	(12,392,267)	(10,537,170)
Net decrease in net assets	(17,708,077)	(4,166,705)
Net assets:
Beginning of year	186,018,220	190,184,925
End of year	$168,310,143	$186,018,220
Accumulated undistributed net investment income	$1,338,248	$(204,420)

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.19	$10.42	$11.70	$11.37	$12.12
Net investment income[1]	0.44	0.44	0.43	0.44	0.46
Net realized and unrealized gains (losses)	(0.73)	(0.09)	(0.93)	0.86	0.56
Net increase (decrease) from operations	(0.29)	0.35	(0.50)	1.30	1.02
Dividends from net investment income	(0.20)	(0.46)	(0.33)	(0.46)	(1.26)
Distributions from net realized gains	—	—	(0.11)	(0.51)	(0.51)
Return of capital	(0.48)	(0.12)	(0.34)	—	—
Total dividends, distributions, and return of capital	(0.68)	(0.58)	(0.78)	(0.97)	(1.77)
Net asset value, end of year	$9.22	$10.19	$10.42	$11.70	$11.37
Market price, end of year	$8.82	$8.70	$8.90	$10.71	$10.52
Total net asset value return[2]	(2.93)%	3.42%	(4.56)%	12.13%	8.93%
Total market price return[3]	9.83%	4.14%	(10.23)%	11.42%	4.54%
Ratios to average net assets:
Expenses before fee waivers	1.13%	1.20%	1.24%	1.22%	1.22%
Expenses after fee waivers	1.13%	1.16%	1.19%	1.17%	1.17%
Net investment income	4.50%	4.20%	3.94%	3.90%	3.95%
Supplemental data:
Net assets, end of year (000’s)	$168,310	$186,018	$190,185	$213,609	$207,562
Portfolio turnover rate	38%	46%	78%	182%	121%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Notes to financial statements

Organization and significant accounting policies

Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

Based upon the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”) (formerly, UBS Global Asset Management (Americas), Inc.) (“UBS AM” or the Advisor”), the Fund’s investment advisor, the Fund’s Board of Directors determined that liquidation and dissolution of the Fund is in the best interests of the Fund’s shareholders. A proposed plan of liquidation will be submitted for the approval of the Fund’s shareholders at the Fund’s March 2016 annual meeting of shareholders. If the shareholders approve the proposed plan, the liquidation and dissolution of the Fund will take place as soon as reasonably practicable, but in no event later than December 31, 2016 (absent unforeseen circumstances).

In the normal course of business, the Fund enters into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are

Strategic Global Income Fund, Inc.

Notes to financial statements

not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These

Strategic Global Income Fund, Inc.

Notes to financial statements

factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be nonhedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative

Strategic Global Income Fund, Inc.

Notes to financial statements

contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of November 30, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of November 30, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended November 30, 2015. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk as of and for the year ended November 30, 2015 is as follows:

Asset derivatives[1]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Strategic Global Income Fund, Inc.
Forward foreign currency contracts	$—	$—	$328,640	$328,640
Futures contracts	356,660	—	—	356,660
Options purchased	65,984	46,421	306,118	418,523
Swap agreements	4,098,630	112,667	—	4,211,297
Total value	$4,521,274	$159,088	$634,758	$5,315,120

Liability derivatives[2]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts	$—	$—	$(1,164,335)	$(1,164,335)
Futures contracts	(179,812)	—	—	(179,812)
Options written	(182,125)	(218,074)	(294,465)	(694,664)
Swap agreements	(2,911,700)	(948,383)	—	(3,860,083)
Total value	$(3,273,637)	$(1,166,457)	$(1,458,800)	$(5,898,894)

[1]	In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts, and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.
[2]	In the Statement of assets and liabilities, options written are shown within options written, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

Strategic Global Income Fund, Inc.

Notes to financial statements

Activities in derivative instruments during the year ended November 30, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Strategic Global Income Fund, Inc.
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(186,377)	$(186,377)
Futures contracts	(378,613)	—	—	(378,613)
Options purchased[2]	(3,457,364)	(126,850)	99,596	(3,484,618)
Options written	1,888,506	883,853	23,025	2,795,384
Swap agreements	(1,003,613)	1,265,635	69,576	331,598
Total net realized gain (loss)	$(2,951,084)	$2,022,638	$5,820	$(922,626)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$137,626	$137,626
Futures contracts	(166,683)	—	—	(166,683)
Options purchased[2]	1,207,022	(24,299)	(34,517)	1,148,206
Options written	28,169	(60,802)	17,449	(15,184)
Swap agreements	2,289,637	(861,255)	69,474	1,497,856
Total change in net unrealized appreciation/depreciation	$3,358,145	$(946,356)	$190,032	$2,601,821

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.
[2]	Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Strategic Global Income Fund, Inc.

Notes to financial statements

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	328,640	(1,164,335)
Futures contracts[1]	356,660	(179,812)
Options purchased	418,523	—
Options written	—	(694,664)
Swap agreements[1]	4,211,297	(3,860,083)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	5,315,120	(5,898,894)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,036,872)	424,365
Total gross amount of assets and liabilities subject to MNA or similar agreements	4,278,248	(5,474,529)

[1]	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported with the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of November 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	52,448	(52,448)	—	—
CITI	54,286	(54,286)	—	—
CSI	991,383	(991,383)	—	—
DB	168,728	(168,728)	—	—
GSI	39,870	(5,308)	—	34,562
JPMCB	2,335,023	(1,153,877)	—	1,181,146
MLI	507,769	(281,849)	—	225,920
MSC	128,741	(128,741)	—	—
Total	4,278,248	(2,836,620)	—	1,441,628

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(102,410)	52,448	—	(49,962)
CITI	(436,355)	54,286	382,069	—
CSI	(1,362,169)	991,383	—	(370,786)
DB	(321,224)	168,728	—	(152,496)
GSI	(5,308)	5,308	—	—
JPMCB	(1,153,877)	1,153,877	—	—
MLI	(281,849)	281,849	—	—
MSC	(1,145,203)	128,741	1,016,462	—
SSB	(666,134)	—	—	(666,134)
Total	(5,474,529)	2,836,620	1,398,531	(1,239,378)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an

Strategic Global Income Fund, Inc.

Notes to financial statements

acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect

Strategic Global Income Fund, Inc.

Notes to financial statements

correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve

Strategic Global Income Fund, Inc.

Notes to financial statements

greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2015 for which the Fund is the seller of protection are disclosed under the sections “Credit default swaps on corporate and sovereign issues—sell protection” and “Credit default swaps on credit indices—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Strategic Global Income Fund, Inc.

Notes to financial statements

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss. Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. The maximum payout for the Fund was $24,093,899 at November 30, 2015.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of

Strategic Global Income Fund, Inc.

Notes to financial statements

assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract dated August 1, 2014, with UBS AM (the “Advisory Contract”); the Advisory Contract superseded an earlier agreement (the “Prior Advisory Contract”). The only substantive difference between the Advisory Contract and the Prior Advisory Contract is that the Advisory Contract reflects a Board approved reduction in the contractual investment advisory and administration fee paid to UBS AM.

Pursuant to the Prior Advisory Contract, the Fund had agreed to pay UBS AM an investment advisory and administration fee, accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS AM had, since August 2009, voluntarily waived from year-to-year compensation otherwise payable to it under the Prior Advisory Contract so that it was paid at the annual rate of 0.95% of the Fund’s average weekly net assets. Effective August 1, 2014, the contractual fee rate was changed from 1.00% to a rate of 0.85% of the Fund’s average weekly net assets.

At November 30, 2015, the Fund owed UBS AM $118,149 in investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. For the twelve months ended November 30, 2015, the Fund purchased and sold

Strategic Global Income Fund, Inc.

Notes to financial statements

certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $18,609,084. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS AM, UBS AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans would be secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund would have regained ownership of loaned securities to exercise certain beneficial rights; however, the Fund might have borne the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower have failed financially. The Fund would have received compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended November 30, 2015. In addition, effective November 18, 2015, the Fund terminated its securities lending program arrangements and does not expect to engage in securities lending in the future.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2015. For the year ended November 30, 2015 and for the year ended November 30, 2014, there were no transactions involving common stock.

Purchases and sales of securities

For the year ended November 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $49,958,862 and $62,419,235, respectively.

For the year end November 30, 2015, aggregate purchases and sales of US Government securities, excluding short-term securities, were $15,254,165 and $15,600,373, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

Strategic Global Income Fund, Inc.

Notes to financial statements

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	3,561,413	8,374,665
Return of Capital	8,830,854	2,162,505
Total distributions paid	12,392,267	10,537,170

At November 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,429,136)
Net unrealized appreciation/(Depreciation)	(12,975,069)
Total accumulated earnings (deficit)	$(20,404,205)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to wash sales, premium amortization adjustments, tax treatment of certain inflation protected debt securities and derivative related adjustments. To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2015, the Fund’s accumulated undistributed net investment income was decreased by $2,887,077 and accumulated net realized loss was decreased by $2,887,077. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, swap adjustments, inflation protected debt securities, and adjustments for certain debt obligations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At November 30, 2015, the Fund had post-enactment net capital losses incurred that will be carried forward indefinitely as follows:

Short-term losses	Long-term losses	Net capital losses
$—	$7,370,371	$7,370,371

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended November 30, 2015, the Fund did not incur, or elect to defer any such losses.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of November 30, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended November 30, 2015, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

January 29, 2016

Strategic Global Income Fund, Inc.

Tax information

(unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2015. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2016. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. For the year ended November 30, 2015, there was no foreign tax credit passed through to shareholders. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information

(unaudited)

The Fund

Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Asset Management (Americas) Inc. (“UBS AM”).

Shareholder information

The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://www.ubs.com/closedendfundsinfo.

Portfolio Management Change

On July 8, 2015, the Fund issued a press release announcing that Dr. Federico Kaune had assumed primary day-to-day portfolio management responsibilities for the Fund, becoming the Fund’s lead portfolio manager. Dr. Kaune joined UBS AM earlier in July 2015 as head of Emerging Markets Debt. He replaced the Fund’s prior lead portfolio manager.

Dr. Kaune has significant, broad financial markets experience, including more than 20 years of global macroeconomic analysis experience and more than 13 years as a fixed income investor with particular focus on emerging economies. He holds a Ph.D. and M.A. in Economics from the University of Chicago.

Dr. Kaune joined UBS AM from Baffin Advisors, where he was Senior Portfolio Manager. Prior to this, from 2002 to 2014, he held various roles at Morgan Stanley Investment Management (MSIM), including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager responsible for managing both hard and local currency emerging markets debt portfolios. Before joining MSIM, he was Senior Andean Economist at Goldman Sachs for five years and prior to that served as an Economist at the International Monetary Fund (IMF) in Washington D.C.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Strategic Global Income Fund, Inc.

General information

(unaudited)

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash.

Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the

Strategic Global Income Fund, Inc.

General information

(unaudited)

transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009, (4) effective June 2011, (5) effective June 2014 and (6) effective June 2015. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distributions pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distributions pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. The Board approved a reduction in the annualized rate for distributions pursuant to the policy from 6% to 5% in May 2014, effective beginning with the June 2014 monthly distribution. Most recently, the Board approved an increase in the annualized rate for distributions pursuant to the policy from 5% to 9% in May 2015, effective beginning with the June 2015 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”) on July 14-15, 2015, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Asset Management (Americas) Inc. (“UBS AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund’s affairs and UBS AM’s role in coordinating and overseeing providers of other services to the Fund. The board’s evaluation of the services provided by UBS AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that the Fund’s senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund’s performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $154 billion in assets under management as of March 31, 2015 and was part of the UBS Asset Management Division, which had approximately $680 billion in assets under management worldwide as of March 31, 2015. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM pursuant to the Investment Advisory and Administration Contract. The board also reviewed and considered the fee waiver arrangements for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”) payable by the Fund. Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). Referring to a memorandum from Lipper that was included in the meeting materials, management noted that Lipper expanded the Fund’s Expense Group to include leveraged and non-leveraged closed-ends and that, as a result of leveraged closed-end funds being included, the number of peer funds in the Expense Group had increased. Management also noted that, at UBS AM’s request, the Lipper report included additional data with respect to leverage-adjusted Actual Management Fees and total expenses.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was above the median, while its Actual Management Fee and total expenses were below the respective medians in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (Below median expenses represents fees or expenses that are lower relative to the median and above median expenses represents fees or expenses that are higher relative to the median of the funds in the Expense Group.) Management noted that, effective as of August 1, 2014, the Investment Advisory and Administration Contract was amended to lower the Contractual Management Fee, with such lower fee replacing the prior voluntary fee waiver arrangements.

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2015, (b) annualized performance information for each year in the ten-year period ended April 30, 2015 and (c) the performance of the Fund’s shares based on market action, including discounts from and premiums to net asset value per share. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also received from Lipper comparative data on a supplemental performance universe of open-end funds that follow similar investment strategies as the Fund (the “Supplemental Performance Universe”).

The comparative Lipper information showed that the Fund’s performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. (Below median performance represents performance that is worse relative to the median and above median performance represents performance that is better relative to the median of the funds in the Performance Universe.) For the one-, three-, five- and ten-year periods and since inception, the Fund ranked second out of two funds. Management noted that the Performance Universe included only one peer fund and was too small to effectively rank the Fund’s performance. Management

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

also noted that, compared to the Supplemental Performance Universe, the Fund’s performance was above the median for the one-, three-, five- and ten-year periods and since inception and ranked in the 41st percentile for the one-year period and first in the Supplemental Performance Universe for the ten-year period and since inception in supplemental “gross of fees” performance comparisons.

Management noted that, over the one-year period ended April 30, 2015, the Fund outperformed its benchmark and ranked in the 67th percentile of Lipper’s Global Income Fund classification. Management explained that the Fund continued to maintain its focus on spread sectors and that spread product performed well on a total return basis over the period. Management further explained that active currency management also generated positive performance results over the period. Management noted that duration and yield curve management detracted from performance, largely due to the Fund’s underweight in the long end of the US yield curve and its overweight in the intermediate portion of the curve. Management also noted that a member of the Fund’s portfolio management team changed in early July 2015, with the new portfolio manager replacing a prior portfolio manager focused on emerging markets investments.

Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM has realized economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that, as discussed above, the Fund’s Investment Advisory and Administration Contract was amended to lower the Contractual Management Fee. The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. The board also noted that advisory contracts of closed-end funds frequently do not contain breakpoints applicable to a fund’s current asset size. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS AM did not expect to materially benefit from economies of scale.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2016 annual stockholders meeting, with another class expiring at the 2017 meeting and the remaining class’s term expiring at the 2018 meeting, and when the successors to the members of each class have been elected. (If the Fund’s shareholders approve the proposal to liquidate the Fund at its March 2016 annual meeting, the terms of office of all directors would end when the Fund is liquidated and dissolved.) The Board members were classified as follows: Class I—Richard R. Burt and Meyer Feldberg; Class II—Bernard H. Garil and Heather R. Higgins; and Class III—Richard Q. Armstrong, Alan S. Bernikow and David Malpass. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Director:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Meyer Feldberg††; 73 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1992; Term expires 2017	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 18 investment companies (consisting of 59 portfolios) for which UBS Asset Management (Americas) Inc. (“UBS AM”) or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and the New York City Ballet.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard Q. Armstrong; 80 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors); Term expires 2016	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None

Alan S. Bernikow; 75 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2016	Mr. Bernikow is retired. He was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee)

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard R. Burt; 68 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Director	Since 1996; Term expires 2017	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc. (and serves as a member of each fund’s audit, nominating and governance committees.)

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2018	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1991 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 56 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas, New York, NY 10019	Director	Since 2006; Term expires 2018	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

David Malpass; 59 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Director	Since May 2014; term expires 2016	Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).	Mr. Malpass is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company) (and serves as a member of its audit committee).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)	Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director), at UBS AM and UBS Asset Management (US) Inc. (collectively “UBS AM—Americas region”). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM-Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 52	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Scott E. Dolan*; 49	Vice President	Since 2012	Mr. Dolan is a managing director and co-head of US multi-sector fixed income at UBS AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS AM. He also serves as a member of UBS AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

John Dugenske**; 49	Vice President	Since 2012	Mr. Dugenske is a managing director and global head of fixed income for the asset management division of UBS AG (since 2013, previously head of North American fixed income from 2009 to 2013 at UBS AM—Americas region.) He has overall responsibility for fixed income investment capabilities for the asset management division of UBS Group AG and is a member of the UBS Asset Management Executive Committee. He also chairs the UBS AM Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS AM serves as investment advisor or manager.

Craig G. Ellinger**; 45	Vice President	Since 2012	Mr. Ellinger is a managing director and the head of US investment grade and global high yield fixed income at UBS AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS AM—Americas region (since 2008). In this role, he oversees US investment grade and global high yield portfolio management. Mr. Ellinger is vice president of two investment companies (consisting of two portfolios) for which UBS AM serves as investment advisor or manager.

Brian Fehrenbach**; 50	Vice President	Since 2012	Mr. Fehrenbach is a managing director and co-head of US multi-sector fixed income at UBS AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis, and has been with UBS AM since 2006. He also serves as a member of UBS AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and counsel to the Americas chief compliance officer (since January 2016) (prior to which he was an associate general counsel) (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Federico Kaune**; 50	Vice President	Since July 2015	Dr. Kaune is a managing director and Head of Emerging Markets Debt (since July 2015) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Dr. Kaune was a Senior Portfolio Manager at Baffin Advisors (2014-2015) and had held various roles at Morgan Stanley Investment Management, including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager (2002-2014). Dr. Kaune is a vice president of two investment companies (consisting of two portfolios) for which UBS AM—Americas region serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark F. Kemper**; 57	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Cindy Lee*; 40	Vice President and Assistant Treasurer	Since 2014	Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor*; 40	Vice President and Assistant Secretary	Since September 2015	Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of the UBS Asset Management division of UBS Group AG (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 32	Vice President	Since 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a fund treasury manager (from 2012 to March 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Strategic Global Income Fund, Inc.

UBS family of funds privacy notice

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice

This privacy notice is not a part of the shareholder report.

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice

This privacy notice is not a part of the shareholder report.

Directors

Richard Q. Armstrong

Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Scott Dolan

Vice President

John Dugenske

Vice President

Craig Ellinger

Vice President

Brian Fehrenbach

Vice President

Federico Kaune

Vice President

Investment Advisor and Administrator

UBS Asset Management (Americas) Inc.

(formerly, UBS Global Asset Management (Americas) Inc.)

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©UBS 2016 UBS Asset Management (Americas), Inc. All rights reserved.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S145

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended November 30, 2015 and November 30, 2014, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $85,113 and $70,564 respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended November 30, 2015 and November 30, 2014, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,000 and $4,490, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements, and (2) review of the consolidated 2013 report on the profitability of the UBS funds to UBS Asset Management (Americas) Inc. (“UBS AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended November 30, 2015 and November 30, 2014, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $6,050 and $7,001, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended November 30, 2015 and November 30, 2014, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through September 2015)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS [AM] or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS [AM] and any service providers controlling, controlled by or under common control with UBS [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2) Services	approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended November 30, 2015, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended November 30, 2015 and November 30, 2014, the aggregate fees billed by E&Y of $311,097 and $302,518, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$9,050	$11,491
Non-Covered Services	$302,047	$291,027

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil, Mr. Malpass and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Asset Management (Americas) Inc. (“UBS AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM’s proxy voting policy.

When UBS AM’s view of a company’s management is favorable, UBS AM generally supports current management initiatives. When UBS AM’s view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM is aware of a conflict with respect to a particular proxy, the UBS AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Names – Federico Kaune, Craig Ellinger, Scott Dolan, John Dugenske and Brian Fehrenbach provide day-to-day portfolio management for the registrant as a team.

Title – Messrs. Kaune, Ellinger, Dolan, Dugenske and Fehrenbach are each a Vice President of the registrant.

Length of Service – Dr. Kaune began serving as a portfolio manager for the registrant in July 2015 and became a Vice President in July 2015. Mr. Ellinger began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dolan began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dugenske began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Fehrenbach began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012.

Business Experience Last 5 Years (for Dr. Kaune) – Dr. Kaune is a managing director (since July 2015) and Head of the Emerging Markets Debt team (since July 2015 of UBS AM. He joined UBS AM in July 2015 from Baffin Advisors, where he was Senior Portfolio Manager, 2014-2015. From 2002-2014, he held various roles at Morgan Stanley Investment Management (“MSIM”), including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager responsible for managing both hard and local currency emerging market debt portfolios. Before joining MSIM, he was Senior Andean Economist at Goldman Sachs for five years and prior to that served as Economist at the International Monetary Fund in Washington, DC. He holds a Ph.D. and M.A. in Economics from the University of Chicago.

Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the head of US investment grade and global high yield fixed income at UBS AM (since 2012); previously, he was the global head of credit research and global head of high yield at UBS AM (since 2008). In this role, he oversees US investment grade and global high yield portfolio management.

Business Experience Last 5 Years (for Mr. Dolan) – Mr. Dolan is a managing director and co-head of US multi-sector fixed income at UBS AM (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS AM.

Business Experience Last 5 Years (for Mr. Dugenske) – Mr. Dugenske is a managing director and global head of fixed income for the global asset management division of UBS Group AG (and affiliates) (since 2013; previously head of North American fixed income from 2009 to 2013 at UBS AM—Americas region). He has overall responsibility for fixed income investment capabilities for the global asset management division of UBS Group AG and is a member of the UBS Asset Management Executive Committee. He also chairs the UBS AM Fixed Income Investment Committee.

Business Experience Last 5 Years (for Mr. Fehrenbach) – Mr. Fehrenbach is a managing director and co-head of US multi-sector fixed income at UBS AM (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis and has been with UBS AM since 2006.

Information in 8(a)(1) is as of February 8, 2016.

(a) (2) (i) Messrs. Kaune, Ellinger, Dolan, Dugenske and Fehrenbach are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

Dr. Kaune is responsible for 2 additional Registered Investment Companies (not including the registrant) totaling approximately $196 million as of November 30, 2015.

Mr. Ellinger is responsible for 9 additional Registered Investment Companies (not including the registrant) totaling approximately $430 million as of November 30, 2015.

Mr. Dolan is responsible for 6 additional Registered Investment Companies (not including the registrant) totaling approximately $304 million as of November 30, 2015.

Mr. Fehrenbach is responsible for 6 additional Registered Investment Companies (not including the registrant) totaling approximately $304 million as of November 30, 2015.

Mr. Dugenske is responsible for 5 additional Registered Investment Companies (not including the registrant) totaling approximately $274 million as of November 30, 2015.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

Dr. Kaune is responsible for 18 Other Pooled Investment Vehicles totaling approximately $5.994 billion as of November 30, 2015.

Mr. Ellinger is responsible for 13 Other Pooled Investment Vehicles totaling approximately $11.225 billion as of November 30, 2015.

Mr. Dolan is responsible for 4 Other Pooled Investment Vehicles totaling approximately $481 million as of November 30, 2015.

Mr. Fehrenbach is responsible for 4 Other Pooled Investment Vehicles totaling approximately $436 million as of November 30, 2015.

Mr. Dugenske is responsible for no Other Pooled Investment Vehicles as of November 30, 2015.

(a) (2) (ii) (C) Other accounts

Dr. Kaune is responsible for 10 other accounts totaling approximately $6.530 billion as of November 30, 2015.

Mr. Ellinger is responsible for 14 other accounts totaling approximately $1.557 billion as of November 30, 2015.

Mr. Dolan is responsible for 13 other accounts totaling approximately $7.371 billion as of November 30, 2015.

Mr. Fehrenbach is responsible for 19 other accounts totaling approximately $2.930 billion as of November 30, 2015.

Mr. Dugenske is responsible for 2 other accounts totaling approximately $1 million as of November 30, 2015.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account as of November 30, 2015.

As of November 30, 2015, none of the accounts referenced above for Messrs. Kaune, Ellinger, Dolan, Fehrenbach and Dugenske had such an advisory fee arrangement.

(a) (2) (iv) Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2015.)

(a) (3) Compensation.

UBS Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•        Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•        The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.
•

Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

¡

AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The notional funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

¡	The DCCP is a mandatory deferral plan. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Investment professionals’ discretionary performance awards are correlated with the investment performance of relevant client portfolios versus benchmark (here a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)) or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2015.)

(a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2015.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2016